UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Consent Solicitation Statement Pursuant to Section 14(a) of The

Securities Exchange Act of 1934

Filed by the Registrant   ☒                            Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

EQUINOX FRONTIER FUNDS

(Name of Registrant as Specified in Its Charter)

EQUINOX FRONTIER WINTON FUND

(Name of Co-Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

EQUINOX FRONTIER WINTON FUND

Equinox Fund Management, LLC

1775 Sherman Street, Suite 2010

Denver, Colorado 80203

Telephone: (303) 837-0600

Wakefield Advisors, LLC

25568 Genesee Trail Road

Golden, Colorado 80401

Telephone: (303) 454-5500

Frontier Fund Management LLC

Current Address:

1775 Sherman Street, Suite 2010

Denver, Colorado 80203

Telephone: (303) 837-0600

After closing of the transactions contemplated by the Unit Purchase Agreement (as defined below):

25568 Genesee Trail Road

Golden, Colorado 80401

Telephone: (303) 454-5500

NOTICE OF CONSENT SOLICITATION

Dear holders, or Unitholders, of Equinox Frontier Winton Fund common units of beneficial interest, or the Units:

This Notice of Consent Solicitation and the accompanying Consent Solicitation Statement and voting instruction form, or Written Consent, are furnished to you by Equinox Fund Management LLC, which we refer to as Equinox or the Managing Owner, Wakefield Advisors, LLC, or Wakefield, and Frontier Fund Management LLC, or Frontier Fund Management, in connection with a solicitation of written consents from the Unitholders to take action without a meeting. Equinox, Wakefield and Frontier Fund Management are together sometimes referred to as “we” “us” or “our.”

You are being asked to consider and consent to the following proposal:

•

to approve the substitution of Frontier Fund Management for Equinox as managing owner of the Equinox Frontier Funds, or the Trust, and Equinox Frontier Winton Fund, which we refer to as the Fund, to be accomplished by amending the Second Amended and Restated Declaration of Trust and Trust Agreement of the Trust, dated as of December 9, 2013, or the Trust Agreement and such amendment, the Trust Agreement Amendment, the transfer of such amount of Equinox’s General Units (as defined in the Trust Agreement) to Frontier Fund Management as it shall be required to hold in its capacity as managing owner pursuant to the Trust Agreement and the redemption of the remainder of Equinox’s General Units, with such substitution to be effective as of the closing of the transactions contemplated by the Unit Purchase Agreement, by and among Equinox, Wakefield and the Company, dated as of [●], 2016, or the Unit Purchase Agreement, and described in the enclosed Consent Solicitation Statement, which proposal we refer to as the Managing Owner Substitution Proposal or the Proposal.

After careful consideration, the Managing Owner has approved and adopted the Unit Purchase Agreement and recommends that the Unitholders consent to the adoption and approval of the Managing Owner Substitution Proposal presented to the Unitholders in the accompanying Consent Solicitation Statement. When you consider the recommendation of the Managing Owner in favor of approval of the Proposal, you should keep in mind that the Managing Owner has interests in the

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Managing Owner Substitution Proposal that are different from or in addition to (and which may conflict with) your interests as a Unitholder. See the section entitled “Summary of the Consent Solicitation Statement — Recommendation to the Unitholders.”

The solicitation is being made on the terms and subject to the conditions set forth in the accompanying Consent Solicitation Statement and Written Consent. As qualified in the manner described in the immediately following paragraph, to be counted, your properly completed Written Consent must be received before 5:00 p.m. New York Time, on [●], 2016, subject to an extension of the time of termination by the Managing Owner.

Because Section 11.3 of the Trust Agreement provides that Unitholders are deemed to have consented unless they timely object to proposals recommended by the Managing Owner, your consent will be deemed conclusively to have been granted unless you express written objection to the Proposal in the manner required by Section 15.4 of the Trust Agreement and your written objection is actually received by the Fund before 5:00 p.m. New York Time, on [●], 2016. This means that if you are in favor of the Proposal, not responding will have the same effect as responding with your affirmative written consent.

We thank you for your support and look forward to the successful adoption of the Proposal.

Sincerely,

[●], 2016

EQUINOX FUND MANAGEMENT, LLC

Robert J. Enck President & CEO

WAKEFIELD ADVISORS, LLC

Patrick J. Kane Chairman

FRONTIER FUND MANAGEMENT LLC

Robert J. Enck President & CEO of Equinox Fund Management, LLC, the managing member

The Consent Solicitation Statement is dated [●], 2016, and is first being mailed to Unitholders on or about [●], 2016.

Only Unitholders of record at the close of business on [●], 2016 are entitled to receive this Notice of Consent Solicitation and to consent to the Proposal.

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NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AGENCY OR THE COMMODITY FUTURES TRADING COMMISSION HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THE CONSENT SOLICITATION STATEMENT, PASSED UPON THE MERITS OR FAIRNESS OF THE MANAGING OWNER SUBSTITUTION PROPOSAL OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THE CONSENT SOLICITATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

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EQUINOX FRONTIER WINTON FUND

Equinox Fund Management, LLC

1775 Sherman Street, Suite 2010

Denver, Colorado 80203

Telephone: (303) 837-0600

Wakefield Advisors, LLC

25568 Genesee Trail Road

Golden, Colorado 80401

Telephone: (303) 454-5500

Frontier Fund Management LLC

Current Address:

1775 Sherman Street, Suite 2010

Denver, Colorado 80203

Telephone: (303) 837-0600

After closing of the transactions contemplated by the Unit Purchase Agreement (as defined below):

25568 Genesee Trail Road

Golden, Colorado 80401

Telephone: (303) 454-5500

CONSENT SOLICITATION STATEMENT

General

This Consent Solicitation Statement is furnished to you by Equinox Fund Management LLC, which we refer to as Equinox or the Managing Owner, Wakefield Advisors, LLC, or Wakefield, and Frontier Fund Management LLC, or Frontier Fund Management, in connection with the solicitation of written consents from the holders, or Unitholders, of common units of beneficial interest, or the Units, in Equinox Frontier Winton Fund, which we refer to as the Fund, to take action without a meeting, or the Consent Solicitation. The Fund is a series of Equinox Frontier Funds, a Delaware statutory trust organized in seven series, which we refer to as the Trust. Equinox, Wakefield and Frontier Fund Management are together sometimes referred to as “we” “us” or “our.”

You are being asked to consider and consent to the following proposal:

•

to approve the substitution of Frontier Fund Management for Equinox as managing owner of the Equinox Frontier Funds, or the Trust, and Equinox Frontier Winton Fund, which we refer to as the Fund, to be accomplished by amending the Second Amended and Restated Declaration of Trust and Trust Agreement of the Trust, dated as of December 9, 2013, or the Trust Agreement and such amendment, the Trust Agreement Amendment, the transfer of such amount of Equinox’s General Units (as defined in the Trust Agreement) to Frontier Fund Management as it shall be required to hold in its capacity as managing owner of the Trust pursuant to the Trust Agreement and the redemption of Equinox’s General Units, with such substitution to be effective as of the closing of the transactions contemplated by the Unit Purchase Agreement, by and among Equinox, Wakefield and the Company, dated as of [●], 2016, or the Unit Purchase Agreement described in the this Consent Solicitation Statement, which proposal we refer to as the Managing Owner Substitution Proposal or Proposal.

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The Managing Owner has adopted the Proposal and recommends that Unitholders consent to the Proposal.

The Managing Owner has decided to seek written consent rather than calling a meeting of Unitholders, in order to eliminate the costs and management time involved in holding a meeting. Pursuant to Section 3806(f) of the Delaware Statutory Trust Act, or the Act, unless otherwise provided in a statutory trust’s governing instrument, on any matter that is to be voted on by the Unitholders, the Unitholders may take such action without a meeting, without a prior notice and without a vote if consented to, in writing, or by electronic transmission by Unitholders having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all Units in the Fund entitled to vote thereon were present and voted. Written consents are being solicited from all of the Unitholders pursuant to Section 3806(f) of the Act and Section 11.3 of the Trust Agreement.

The close of business on [●], 2016 has been established as the record date, or the Record Date, for determining Unitholders who are entitled to submit a voting instruction form, or the Written Consent. Unitholders holding a majority of the outstanding Units (excluding Units held by the Managing Owner and its affiliates) as of the close of business on the Record Date must consent to the Proposal for the Proposal to be approved by the Unitholders. As of the Record Date, the Fund had [●] Units outstanding held by approximately [●] registered holders of record and approximately [●] beneficial holders. Consent materials, which include this Consent Solicitation Statement and a Written Consent, are being mailed to all Unitholders of record on or about [●], 2016.

Any beneficial owner of the Fund who is not a record holder must arrange with the person who is the record holder or such record holder’s assignee or nominee to: (i) execute and deliver a Written Consent on behalf of the beneficial owner; or (ii) deliver a proxy so that the beneficial owner can execute and deliver a Written Consent on its own behalf.

Subject to the qualification described in the bolded paragraph below, Unitholders who wish to consent or object must deliver their properly completed and executed Written Consents to [●], or the Tabulation Agent, in accordance with the instructions in the Written Consents. The Fund reserves the right (but is not obligated) to accept any Written Consent received by any other reasonable means or in any form that reasonably evidences the giving of consent to the approval of the Proposal.

Because Section 11.3 of the Trust Agreement provides that Unitholders are deemed to have consented unless they timely object to proposals recommended by the Managing Owner, your consent will be deemed conclusively to have been granted unless you express written objection to the Proposal in the manner required by Section 15.4 of the Trust Agreement and your written objection is actually received by the Fund before the Expiration Date (as defined below). This means that if you are in favor of the Proposal, not responding will have the same effect as responding with your affirmative written consent.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AGENCY OR THE COMMODITY FUTURES TRADING COMMISSION HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THIS CONSENT SOLICITATION STATEMENT, PASSED UPON THE MERITS OR FAIRNESS OF THE MANAGING OWNER SUBSTITUTION PROPOSAL, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS CONSENT SOLICITATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Requests for copies of this Consent Solicitation Statement should be directed to [●], or the Information Agent, at [●]. This Consent Solicitation Statement is also available on the Fund’s website at www.equinoxfunds.com.

Equinox, Wakefield and Frontier Fund Management expressly reserve the right, in their sole joint discretion and regardless of whether any of the conditions of the Consent Solicitation have been satisfied, subject to applicable law, at any time prior to 5:00 p.m. New York Time, on [●], 2016, or the Expiration

Date, to (i) terminate the Consent Solicitation for any reason, including if the consent of Unitholders holding a majority of the Fund’s outstanding Units has been received, (ii) waive any of the conditions to the Consent Solicitation, or (iii) amend the terms of the Consent Solicitation.

The final results of the Consent Solicitation will be published in a Current Report on Form 8-K, or the Form 8-K, by the Fund. This Consent Solicitation Statement and the Form 8-K will constitute notice of taking of action without a meeting by less than unanimous written consent as permitted by applicable law and Section 11.3 of the Trust Agreement.

All questions as to the form of all documents and the validity and eligibility (including time of receipt) and acceptance of Written Consents and changes of Written Consents will be determined by the Managing Owner, in its sole discretion, which determination will be final and binding.

Changes of Written Consents

Written Consents may be changed by sending a later-dated, signed Written Consent to the Tabulation Agent, in accordance with the instructions in the Written Consent, so that it is received before the Expiration Date.

No Written Consents may be changed after the Expiration Date.

Solicitation of Consents

Equinox, Wakefield and Frontier Fund Management are sending you this Consent Solicitation Statement in connection with their solicitation of Unitholder consent to approve the Proposal. Equinox and Wakefield will pay for the costs of solicitation. Equinox and Wakefield will pay the reasonable expenses of brokers, nominees and similar record holders in mailing consent materials to beneficial owners of the Units.

No Appraisal Rights

Under applicable Delaware law, the non-consenting Unitholders are not entitled to appraisal rights with respect to the Proposal, and the Fund will not independently provide the Unitholders with any such right.

Householding Matters

Unitholders sharing an address will each receive a copy of the Consent Solicitation Statement. However, only one Consent Solicitation Statement is being delivered to multiple Unitholders sharing an address, if such Unitholders have given their consent. Unitholders sharing an address can request delivery of a single copy of any consent solicitation statements in the future by contacting the financial institution through which the Unitholder holds the Units.

The Fund will promptly deliver, upon written or oral request, a separate copy of the Consent Solicitation Statement to a Unitholder at a shared address to which a single copy of the documents was delivered. A Unitholder can notify the Fund that the Unitholder wishes to receive a separate copy of a Consent Solicitation Statement by contacting the Information Agent at [●].

As of the Record Date, the closing price of the Units was $[●] per Unit and the Fund’s total market capitalization was approximately $[●].

QUESTIONS AND ANSWERS ABOUT THE PROPOSAL FOR UNITHOLDERS

The following questions and answers briefly address some commonly asked questions about the Proposal in connection with which your consent is being solicited. The following questions and answers do not include all the information that is important to the Unitholders. We urge Unitholders to carefully read this entire Consent Solicitation Statement, including the Annexes and the other documents referred to in this Consent Solicitation Statement.

Q: Why am I receiving this Consent Solicitation Statement?

A: Because you hold Units in the Fund, you are being asked to consider and consent to the Proposal.

Q: What proposal is the subject of this Consent Solicitation?

A: You are being asked to consent to the following Proposal:

•

To approve the substitution of Frontier Fund Management for Equinox as managing owner of the Trust and the Fund pursuant to the Trust Agreement Amendment, which substitution we refer to as the Managing Owner Substitution Proposal, and the redemption of the portion of Equinox’s General Units not being transferred to Frontier Fund Management to be effective at the closing of the transactions contemplated by the Unit Purchase Agreement.

Q: Is the Proposal conditioned on any other consent solicitation?

A: Yes. Concurrently with this Consent Solicitation, equivalent proposals are being submitted to the unitholders of each of Equinox Frontier Diversified Fund, Equinox Frontier Long/Short Commodity Fund, Equinox Frontier Masters Fund, Equinox Frontier Balanced Fund, Equinox Frontier Select Fund and Equinox Frontier Heritage Fund, or, collectively, the Other Funds. The closing of the transactions contemplated by the Unit Purchase Agreement and the implementation of the Proposal is conditioned upon the approval of the equivalent proposal by unitholders of each of the Other Funds, as well as the approval of the Proposal by the Unitholders.

Q: Why is the Fund providing Unitholders with the opportunity to consent or object to the Proposal?

A: Under the current Trust Agreement, the substitution of a new managing owner for Equinox pursuant to the Trust Agreement Amendment requires the approval of a majority of the Unitholders.

Q: What will happen in the substitution of the Managing Owner?

A: At the closing of the transactions contemplated by the Unit Purchase Agreement, Wakefield will purchase the controlling equity interest in Frontier Fund Management from Equinox and Equinox will contribute such amount of General Units as Frontier Fund Management shall be required to hold in its capacity as managing owner as calculated in accordance with the Trust Agreement. The change of managing owner will be effected by the Trust Agreement Amendment and the contribution of General Units by Equinox to Frontier Fund Management; and, concurrent with such transactions, the Trust will redeem the General Units held by Equinox that are not contributed to Frontier Fund Management in exchange for cash in accordance with the Trust Agreement. Upon completion of such transactions, Equinox will cease to be a managing owner and Frontier Fund Management will become the Trust’s and the Fund’s managing owner, with full power and responsibility for management of the Trust and the Fund.

Q: What effect will the Proposal have on the Fund’s investment objective or fees borne by Unitholders?

A: None. The Fund’s investment objective and any fees borne by Unitholders will not be affected by the Proposal and will continue to be as described in the Fund’s Prospectus.

Q: Why is the Trust Agreement being amended?

A: The Trust Agreement Amendment revises the Trust Agreement to replace Equinox as the managing owner and to reflect Frontier Fund Management as the new managing owner.

Q: What will Equinox’s role be after the substitution of the Managing Owner?

A: After the closing of the transactions contemplated by the Unit Purchase Agreement, Equinox will own a non-voting equity interest in Frontier Fund Management and will not have any right to participate in the management of Frontier Fund Management except in the event that Frontier Fund Management defaults on its obligation to pay certain required distributions to Equinox (described in further detail in the Consent Solicitation). Wakefield will hold the controlling equity interest in Frontier Fund Management and will be responsible for the management and operations of Frontier Fund Management. In addition and as a condition of the Unit Purchase Agreement, Equinox will enter into a transition services agreement pursuant to which it will, for a period not to exceed one year following the closing of the transactions contemplated by the Unit Purchase Agreement, provide certain services to support Frontier Fund Management as it assumes the role of Managing Owner, including, but not limited to, support services related to portfolio management and fund operations. Equinox may receive certain fees from Frontier Fund Management in connection with such transition services. Under the transition services agreement, Equinox will perform the services with the same standard of care, skill and judgment as it used in acting as the Managing Owner.

After the sixth anniversary of the closing of the transactions contemplated by the Unit Purchase Agreement and assuming that Frontier Fund Management has made all required distributions to Equinox, Equinox’s passive equity interest in Frontier Fund Management will lapse, and Equinox will have no further ownership interest in Frontier Fund Management.

Q: Why is Equinox ceasing to act as the Managing Owner?

A: After consideration of the commodity pool market generally and its goals specifically, Equinox made the determination that it would be in Equinox’s best interest to transition managing owner responsibilities to Frontier Fund Management and focus Equinox’s sales and marketing efforts on its mutual fund offerings. Equinox fully intends to work with Wakefield and Frontier Fund Management to ensure a smooth transition of services and responsibilities. After consideration of the commodity pool market generally and its goals specifically, Wakefield made the determination that it wanted to expand its presence in the U.S. commodity pool space. Wakefield also intends to launch other commodities-based products in the U.S. in order to respond to developments in the market and investor preferences.

Q: Who will be the principals of Frontier Fund Management if it becomes the managing owner? What changes will be made to the composition of the Executive Committee of the Trust?

A: Following the closing of the transactions contemplated by the Unit Purchase Agreement and the effectiveness of the substitution of Frontier Fund Management as the managing owners, the directors and officers of Frontier Fund Management will be as follows:

Patrick J. Kane, Chairman

Executive Committee, Frontier Fund Management, LLC

Chairman and Director, Wakefield Advisors, LLC

Patrick Kane has served as Chairman of Wakefield since co-founding the firm in January 2012. The firm serves as Investment Advisor to the Wakefield family of mutual funds sponsored and launched on the Wakefield Alternative Series Trust platform which is registered under the Investment Company Act of 1940, as amended, and organized as a Delaware statutory trust. Prior to co-founding the adviser, Mr. Kane was the head of alternative investments at Oppenheimer Asset Management until June 2011, overseeing approximately $3 billion in hedge funds and private equity investments. Mr. Kane joined Oppenheimer in 2001 as a senior member of the fund of hedge funds team. Mr. Kane has worked in the alternative investments industry since 1989. Prior to joining Oppenheimer in 2001, Mr. Kane worked for Dunbar Capital Management, a boutique fund of funds manager. Mr. Kane previously worked for Brandywine Asset Management, an alternative investment firm in Thornton, PA. At Brandywine, he was the Director of Trading, responsible for all trading on the managed futures and statistical arbitrage market-neutral equity hedge funds. Before that, he worked for Tricon Investments, an energy focused hedge fund, based in Somerset, NJ. Mr. Kane is also a member of the investment subcommittee that serves the University of Scranton endowment. Mr. Kane holds a Bachelor of Science in Accounting from the University of Scranton.

Patrick F. Hart III, President and Chief Executive Officer

Executive Committee, Frontier Fund Management, LLC

Chief Executive Officer, President and Director, Wakefield Advisors, LLC

Patrick F. Hart III co-founded and is President and Chief Executive Officer of Wakefield where he has been registered as a principal and associated person since December 2012 and January 2013 respectively. He also serves as the firm’s Chief Compliance Officer. Mr. Hart has been involved in the alternative investment industry for over thirty years, having specialized in the design, implementation and management of structured hedge fund and managed futures products for private and institutional clients worldwide. Mr. Hart is also the Chief Executive Officer and President of Three Palms, LLC (est. June 2003). Further, he is founder, Chief Executive Officer and Managing Partner of Hart Financial Group, LLC, a registered commodity pool operator, where he has been registered as an associated person and listed as a principal since August 1998. Lastly, Mr. Hart founded Pyxis GFS in October 2008. Pyxis provides comprehensive administration, accounting and reporting services to alternative investment managers and funds.

Previous affiliations of Mr. Hart include Northfield Trading, LP where he was listed as a principal and registered as an associated person of the trading advisor from March 2007 to December 2014. From June 2009 through October 2013 Mr. Hart was listed as a principal, and from July 2009 through October 2013 he was registered as an associated person, with the trading advisory firm Strategic Capital Management, LLC. At the same firm’s affiliated commodity pool operator, Strategic Fund Management, he was listed as a principal from July 2009 through May 2013 and registered as an associated person from August 2009 through May 2013. Mr. Hart was also listed as a principal of the commodity trading advisor, Seven Trust Global Advisors, LLC, from January 2007 to March 2011 and registered as an associated person from April 2007 through March 2011. At the same firm’s affiliated commodity pool operator, CTP Fund Management, LLC, he was listed as a principal from January 2008 to June 2011 and registered as an associated person from April 2008 through June 2011.

Mr. Hart served nine years on the Introducing Broker Advisory Committee of the National Futures Association, or NFA. Additionally, he has served periodically on the NFA Arbitration and Nominating Committees since 1988. Mr. Hart has been a frequent guest speaker at international conferences and symposiums on the topic of alternative investment strategies. Moreover, Mr. Hart has contributed to numerous articles in leading investment publications and is a contributing author to the “Handbook of Managed Futures—Performance, Evaluation and Analysis” (McGraw-Hill 1997). Mr. Hart received a B.S. in Economics from Colorado State University in 1983. He holds FINRA Series 7, 63, and the CFTC/NFA Series 3 registrations. Mr. Hart also is a registered representative of ALPS Distributors, Inc.

Michael B. Egan II

Executive Committee, Frontier Fund Management, LLC

Executive Vice-President, Wakefield Advisors, LLC

Michael B. Egan II has served as Executive Vice President of Wakefield since its founding in 2011. Mr. Egan brings more than 25 years of alternative investment experience with a focus on commodity trading advisor research and multi-advisor portfolio construction. As a member of Wakefield’s portfolio management team, Mr. Egan is involved in day-to-day portfolio and risk management for all of Wakefield’s funds’ offerings as well as the development and structuring of new products. In addition, Mr. Egan has also served as Research Director of Three Palms, LLC since its founding in June 2003. He also serves as President of Hart Financial Group, LLC, a registered Commodity Pool Operator, where he has been registered as a principal since April 2015 and associated person since May 2006. Mr. Egan was also registered as an associated person of the Commodity Trading Advisor Seven Trust Global Advisors, LLC from July 2008 through March 2011. From January 1991 through April 2009, Mr. Egan was the Director of Research for Hart Asset Management Group, Inc. (formerly Hart-Bornhoft Group, Inc.), a registered Commodity Pool Operator and Commodity Trading Advisor and was listed as a principal from December 1998 through April 2009. Mr. Egan received a Bachelor of Science Degree in Finance from Colorado State University in 1990 and he is licensed with the NFA and CFTC and holds a Series 3 certification.

Garrett W. Phillips

Executive Committee, Frontier Fund Management, LLC

Chief Operations Officer, Wakefield Advisors, LLC

Garrett W. Phillips joined Wakefield as the Chief Operations Officer in October 2016. At Wakefield, Mr. Phillips manages day to day activities of the firm including corporate financial operations and reporting, client fund operations, vendor management and product structuring. He has also worked as the Chief Executive Officer for the investment fund servicing business, Pyxis Global Financial Services, since its founding in 2010. At Pyxis he manages a team that provides administrative and accounting services for clients that are investment advisors, mutual funds and hedge funds. Prior to Wakefield and PyxisGFS, Mr. Phillips was an Operations Manager for the investment management group of Legent Bank & Trust (as Legent Clearing Corp.), a correspondent broker/dealer providing clearing and settlement services to small and medium-size independent broker/dealers. Mr. Phillips studied accounting and economics at the University of Colorado, hold a Series 7 securities license and has worked in the accounting field since 1996. His most recent experience is in alternative investments, investment fund operations and fund administration.

Steven J. Lerohl

Mr. Lerohl has served as Chief Technology Officer of Wakefield since its founding in 2011. Since 2003, Mr. Lerohl has also served as Chief Technology Officer of Three Palms, LLC. Mr. Lerohl brings over 20 years of alternative investment experience to the adviser with a focus on technology development and programming. Prior to Three Palms, Mr. Lerohl was Manager of Loan Systems and Senior Database Analyst at Columbia Savings in Denver. Before Columbia Savings, Mr. Lerohl was an Associate Manager for six years at Great-West Life in Denver where he conducted internal audits and financial analysis for the Group Pension Division. He began his career as an auditor for Ernst & Young in Denver. Mr. Lerohl earned a Bachelor of Arts degree in Biological Sciences from the University of Chicago in 1975, and an M.B.A. from the University of Chicago Graduate School of Business in 1977.

Q: What conditions must be satisfied to complete the substitution of the Managing Owner?

A: The Unit Purchase Agreement contains customary representations, warranties and covenants relevant to the transaction among the parties to the Unit Purchase Agreement. In addition, there are a number of closing conditions in the Unit Purchase Agreement, including that the Unitholders and the unitholders of each of the Other Funds have approved and adopted the Managing Owner Substitution Proposal or equivalent proposal, as applicable. The substitution of the Managing Owner is also conditioned upon, among other things:

•

the closing of the transfer of assets pursuant to a Contribution Agreement by and between Equinox and Frontier Fund Management, pursuant to which Equinox will assign certain assets necessary to act as the managing owner of the Fund to Frontier Fund Management;

•

the execution and delivery of a Transition Services Agreement with Frontier Fund Management, pursuant to which Frontier Fund Management will be provided certain transition services regarding the Fund and the Other Funds;

•	the adoption of the Trust Agreement Amendment to reflect the substitution of the Managing Owner; and

•	other customary conditions.

Q: What happens if I sell my Units in the Fund before the action by written consent?

A: Only Unitholders of record at the close of business on [●], 2016 are entitled to consent or object to the Proposal. Therefore, if you sell your Units after the Record Date, you will still be entitled to consent or object to the Proposal.

Q: What consent is required to approve the Proposal?

A: The approval of the Managing Owner Substitution Proposal requires the consent of the holders of a majority of the Units (excluding Units held by the Managing Owner and its affiliates). However, unless you express written objection to the Proposal in the manner required by Section 15.4 of the Trust Agreement and your written objection is actually received by the Fund before the Expiration Date, your consent will be deemed conclusively to have been granted to the Proposal. Implementation of the Proposal also is conditioned upon the approval of equivalent proposals by unitholders of the Other Funds.

Q: How many consents do I have in connection with this action by written consent?

A: The Unitholders are entitled to one consent in connection with this action by written consent for each Unit of the Fund held of record as of [●], 2016, or the Record Date, for such action. As of the close of business on the Record Date, there were [●] outstanding Units.

Q: What constitutes a quorum in connection with this action by written consent?

A: There is no quorum requirement in connection with this action by written consent.

Q: Do I have appraisal rights if I object to the proposed Managing Owner Substitution?

A: No. There are no appraisal rights available to Unitholders in connection with the Managing Owner Substitution Proposal.

Q: What happens if the Managing Owner Substitution Proposal is not adopted?

A: If the Proposal is not adopted, the Managing Owner will continue to manage the Trust and the Fund as before, but may consider finding another party to take over as managing owner of the Trust and the Fund or dissolving the Trust and the Fund. No decision in this regard has been made.

Q: When is the substitution of the Managing Owner expected to be completed?

A: The substitution of the Managing Owner is expected to be completed on or about [December 31, 2016].

Q: What will be the mailing address of Frontier Fund Management after the substitution of the Managing Owner is completed?

A: The current address of Frontier Fund Management is 1775 Sherman Street, Suite 2010, Denver, Colorado, 80203. Following the closing of the transactions contemplated by the Unit Purchase Agreement, the address of Frontier Fund Management will be 25568 Genesee Trail Road, Golden, Colorado 80401.

Q: What do I need to do now?

A: You are urged to carefully read and consider the information contained in this Consent Solicitation Statement, including the other documents referred to in this Consent Solicitation Statement. You should consider how the Managing Owner Substitution Proposal will affect you as a Unitholder. You should then deliver your Written Consent as soon as possible as provided by the instructions in the enclosed Written Consent. If you hold your Units through a brokerage firm, bank or other nominee, please review the instruction form provided by the broker, bank or nominee.

Q: How do I deliver my Written Consent?

A: To affirmatively register your approval or objection to the Proposal, you must deliver your properly completed and executed Written Consent to the Tabulation Agent, as provided by the instructions in the Written Consent.

Q: What will happen if I do nothing?

A: Unless you express written objection to the Proposal in the manner required by Section 15.4 of the Trust Agreement and your written objection is actually received by the Fund before the Expiration Date, your consent will be deemed conclusively to have been granted to the Proposal.

Q: If my Units are held in “street name,” will my broker, bank or nominee automatically deliver my Written Consent for me?

A: No. Under the rules of various national and regional securities exchanges, your broker, bank or nominee cannot consent or object in respect of your Units on non-routine matters unless you provide instructions on how to complete the Written Consent in accordance with the information and procedures provided to you by your broker, bank or nominee. We believe the Proposal will be considered non-routine. Therefore, your broker, bank or nominee cannot consent or object in respect of your Units without your instruction. If you do not provide instructions to your broker, bank, or nominee, your broker, bank or nominee may deliver a Written Consent expressly indicating that it is NOT consenting or objecting in respect of your Units. This is referred to as a “broker non-vote.” Any broker non-vote will be interpreted as a consent and as an authorization to pursue the Proposal. Your bank, broker or other nominee can consent or object in respect of your Units only if you provide instructions on how to complete the Written Consent. You should instruct your broker, bank or nominee to complete the Written Consent in accordance with directions you provide.

Q: May I change my Written Consent after I have mailed my signed Written Consent?

A: Yes. You may change your Written Consent by sending a later-dated, signed Written Consent to the Tabulation Agent at [●] so that it is received before the Expiration Date.

Q: What should I do if I receive more than one set of consent materials?

A: You may receive more than one set of consent materials, including multiple copies of this Consent Solicitation Statement and multiple Written Consents. For example, if you hold your Units in more than one brokerage account, you will receive a separate Written Consent for each brokerage account in which you hold Units. Please complete, sign, date and return each Written Consent and instruction card that you receive in order to deliver your Written Consent with respect to all of your Units.

Q: Who can help answer my questions?

A: If you have questions about the Proposal or you need additional copies of the Consent Solicitation Statement or the enclosed Written Consent, you should contact the Information Agent at [●].

To obtain timely delivery, Unitholders must request the materials no later than ten business days prior to the date by which Written Consents must be returned. This Consent Solicitation Statement is also available on the Fund’s website at: www.equinoxfunds.com.

You may also obtain additional information about the Fund from documents filed with the Securities and Exchange Commission, or the SEC, by following the instructions in the section entitled “Where You Can Find More Information.”

SUMMARY OF THE CONSENT SOLICITATION STATEMENT

This summary highlights selected information from this Consent Solicitation Statement and does not contain all of the information that is important to you. To better understand the Proposal for which consent is being solicited, you should read this entire Consent Solicitation Statement carefully, including the other documents referred to in this Consent Solicitation Statement. See also the section entitled “Where You Can Find More Information.”

The Proposal

You are being asked to consider and consent to the proposal:

•

to approve the substitution of Frontier Fund Management for Equinox as managing owner of the Fund to be accomplished by amending the Trust Agreement and the transfer of such amount of Equinox’s General Units (as defined in the Trust Agreement) to Frontier Fund Management as it shall be required to hold in its capacity as managing owner of the Trust pursuant to the Trust Agreement and the redemption of the remainder of Equinox’s General Units, with such substitution to be effective at the closing of the transactions contemplated by the Unit Purchase Agreement.

Concurrently with this Consent Solicitation, equivalent proposals are being submitted to the unitholders of each of the Other Funds. The closing of the transactions contemplated by the Unit Purchase Agreement and the implementation of the Proposal is conditioned upon the approval of equivalent proposals by the unitholders of each of the Other Funds, as well as the approval of the Proposal by the Unitholders.

Required Consent for the Proposal

The approval of the Managing Owner Substitution Proposal requires the consent of the holders of a majority of the Units (excluding Units held by the Managing Owner and its affiliates).

Because Section 11.3 of the Trust Agreement provides that Unitholders are deemed to have consented unless they timely object to proposals recommended by the Managing Owner, your consent will be deemed conclusively to have been granted unless you express written objection to the Proposal in the manner required by Section 15.4 of the Trust Agreement and your written objection is actually received by the Fund before the Expiration Date. This means that if you are in favor of the Proposal, not responding will have the same effect as responding with your affirmative written consent.

Implementation of the Managing Owner Substitution Proposal is conditioned upon the approval of equivalent proposals by unitholders of the Other Funds.

Recommendation to the Unitholders

The Managing Owner believes that the Managing Owner Substitution Proposal, for which consents are being solicited, is in the best interests of the Fund and the Unitholders and recommends that the Unitholders consent to the Proposal.

When you consider the recommendation of the Managing Owner in favor of approval of these Proposal, you should keep in mind that the Managing Owner has interests in the Managing Owner Substitution Proposal that are different from, or in addition to (and which may conflict with), your interests as a Unitholder. These interests include, among other things:

After the closing of the transactions contemplated by the Unit Purchase Agreement, Equinox will own a non-voting equity interest in Frontier Fund Management and will not have any right to participate in the management of Frontier Fund Management except in the event that Frontier Fund Management defaults on its obligation to pay certain required distributions to Equinox (described in further detail in this Consent Solicitation). Wakefield will hold the controlling equity interest in Frontier Fund Management and will be responsible for the management and operations of Frontier Fund Management. In addition and as a condition of the Unit Purchase Agreement, Equinox will enter into a transition services agreement pursuant to which it will, for period not to exceed one year following the closing of the transactions contemplated by the Unit Purchase Agreement, provide certain services to support Frontier Fund Management as it assumes the role of Managing Owner, including, but not limited to, support services related to portfolio management and fund operations. Equinox may receive certain fees from Frontier Fund Management in connection with such transition services. Under the transition services agreement, Equinox will perform the services with the same standard of care, skill and judgment as it used in acting as the Managing Owner.

After the sixth anniversary of the closing of the transactions contemplated by the Unit Purchase Agreement and assuming that Frontier Fund Management has made all required distributions to Equinox, Equinox’s passive equity interest in Frontier Fund Management will lapse, and Equinox will have no further ownership interest in Frontier Fund Management.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Consent Solicitation Statement includes “forward-looking statements” within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that reflect our current expectations about the benefits of the Proposal, future financial performance, business strategies and the business of the Fund following the substitution of the Managing Owner. All statements other than statements of historical fact included in this prospectus may constitute forward-looking statements. We have tried to identify these forward-looking statements by using words such as “may,” “will,” “expect,” “anticipate,” “believe,” “intend,” “should,” “estimate,” “foresee,” “continue,” “plan” or the negative of those terms or similar expressions.

These forward-looking statements are based on information available as of the date of this Consent Solicitation Statement and are subject to a number of risks, uncertainties and other factors, both known and unknown, that could cause the Trust or Fund’s actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Although we believe that the expectations and underlying assumptions reflected in these forward-looking statements are reasonable, there can be no assurance that these expectations or underlying assumptions ultimately will prove to have been correct.

You should not place undue reliance on any forward-looking statements. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the objective and expectations of the Trust or Fund will be achieved. Except as expressly required by the federal securities laws, we undertake no obligation to publicly update or revise any forward-looking statements or the risks, uncertainties or other factors described in this Consent Solicitation Statement, as a result of new information, future events or changed circumstances or for any other reason after the date of this Consent Solicitation Statement.

WRITTEN CONSENT IN LIEU OF MEETING OF UNITHOLDERS

General

Equinox, Wakefield and Frontier Fund Management are furnishing this Consent Solicitation Statement to Unitholders as part of the solicitation of consents for use in connection with the proposed actions by written consent of Unitholders without a meeting. This Consent Solicitation Statement is first being mailed to the Unitholders on or about [●], 2016. This Consent Solicitation Statement provides you with information you need to know to be able to consent (or object) or to instruct your consent to be given (or objection to be made) to the proposed actions.

Expiration Date

To be eligible to be counted, Written Consents must be received by the Tabulation Agent at any time prior to 5:00 p.m. New York Time, on [●], 2016.

Method and Cost of Solicitation

Consent materials, which include this Consent Solicitation Statement and the enclosed Written Consent, are being mailed to all Unitholders of record on or about [●], 2016.

The Managing Owner, Wakefield and Frontier Fund Management are sending you this Consent Solicitation Statement in connection with its solicitation of Unitholder consent to approve the Proposal. Equinox and Wakefield will pay for the costs of solicitation. Equinox and Wakefield will pay the reasonable expenses of brokers, nominees and similar record holders in mailing consent materials to beneficial owners of the Units.

Voting Power; Record Date

The close of business on [●], 2016, has been established as the Record Date for determining Unitholders who are entitled to submit Written Consents. The Unitholders are entitled to one consent in connection with this action by written consent for each Unit of the Fund held as of the Record Date. Unitholders holding a majority of the outstanding Units (excluding Units held by the Managing Owner and its affiliates) as of the close of business on the Record Date must vote in favor of the Proposal for the Proposal to be approved by the Unitholders. As of the Record Date, the Fund had [●] Units outstanding held by approximately [●] registered holders of record and approximately [●] beneficial holders.

Required Consent for the Proposal

The approval of the Managing Owner Substitution Proposal requires the consent of the holders of a majority of the Units (excluding Units held by the Managing Owner and its affiliates).

Because Section 11.3 of the Trust Agreement provides that Unitholders are deemed to have consented unless they timely object to proposals recommended by the Managing Owner, your consent will be deemed conclusively to have been granted unless you express written objection to the Proposal in the manner required by Section 15.4 of the Trust Agreement and your written objection is actually received by the Fund before the Expiration Date. This means that if you are in favor of the Proposal, not responding will have the same effect as responding with your affirmative written consent.

Implementation of the Managing Owner Substitution Proposal is conditioned upon the approval of equivalent proposals by unitholders of the Other Funds.

Recommendation to the Unitholders

The Managing Owner believes that the Managing Owner Substitution Proposal, for which consents are being solicited, is in the best interests of the Fund and the Unitholders and recommends that the Unitholders consent to the Proposal.

Broker Non-Votes and Abstentions

Under the rules of various national and regional securities exchanges, your broker, bank or nominee cannot consent or object in respect of your Units with respect to non-routine matters unless you provide instructions on how to complete the Written Consent in accordance with the information and procedures provided to you by your broker, bank or nominee. We believe the Proposal will be considered non-routine. Therefore, your broker, bank or nominee cannot consent or object in respect of your Units without your instruction. If you do not provide instructions to your broker, bank or nominee, your bank, broker or nominee may deliver a Written Consent expressly indicating that it is NOT consenting or objecting in respect of your Units. This is referred to as a “broker non-vote.” For the reason described above, any broker non-vote will be interpreted as a consent to the Proposal. Your bank, broker or other nominee can consent or object in respect of your Units only if you provide instructions on how to complete the Written Consent. You should instruct your broker, bank or nominee to complete the Written Consent in accordance with directions you provide.

Giving Consent

Unitholders who wish to consent may deliver their properly completed and executed Written Consents to the Tabulation Agent, as provided by the instructions in the Written Consents. The Fund reserves the right (but is not obligated) to accept any Written Consent received by any other reasonable means or in any form that reasonably evidences the giving of consent to the approval of the Proposal.

Changing Your Written Consent

If you deliver a Written Consent, you may change it by sending a later-dated, signed Written Consent to the Tabulation Agent, in accordance with the instructions in the Written Consent, so that it is received before the expiration Date.

Who Can Answer Your Questions About Consents

If you have questions about the Proposal or you need additional copies of the Consent Solicitation Statement or the enclosed Written Consent, you should contact the Information Agent at [●].

This Consent Solicitation Statement is also available on the Fund’s website at: www.equinoxfunds.com.

Appraisal Rights

Appraisal rights are not available to holders of the Units in connection with the Proposal, and the Fund will not independently provide the Unitholders with any such right.

THE MANAGING OWNER SUBSTITUTION PROPOSAL

We are asking the Unitholders to approve the substitution of Frontier Fund Management for Equinox as managing owner of the Trust and the Fund pursuant to the Trust Agreement Amendment. We are requesting this approval because Equinox, the current managing owner of the Fund, has entered into the Unit Purchase Agreement, pursuant to which it has agreed to sell and transfer to Wakefield the controlling equity interest in Frontier Fund Management and to enter into an agreement to assign to Frontier Fund Management certain other assets pertaining to the management of the Trust and the Fund, including: (i) all files, documents, data, trade tickets, intellectual property, custody records and business and other books and records of Equinox used in connection with its management and operation of the Trust, including models, white papers, files, notes and other research-related data; (ii) all advertising, sales, marketing and promotional materials and literature used by Equinox in connection with the Trust; (iii) data and other information in the possession of Equinox, or held on behalf of Equinox by a third party administrator or any other agent or affiliate of Equinox, associated with current and prospective investors in the Trust; (iv) data and information in the possession of Equinox, or held on behalf of Equinox by a third party administrator or any other agent or affiliate of Equinox, associated with, and calculations in support of, performance of the Trust; (v) governmental approvals and related applications (to the extent the transfer is permitted at law); (vi) rights to causes of action and claims with respect to the Company’s ownership or use of the assigned assets; (vii) any other catalogs and other similar materials, investment advisory materials and prospectuses, annual reports and any other information based on the performance of or pertaining to the Trust; (viii) a copy of tax records and tax returns; (ix) guarantees, warranties, indemnities and similar rights in favor of the Frontier Fund Management with respect to the assigned assets; and (x) all goodwill (if any) associated with Equinox’s management and operation of the Trust. Frontier Fund Management will assume the obligations of Equinox or its affiliates pertaining to the management of the Trust and the Fund and that are to be performed after the closing date of the Unit Purchase Agreement pursuant to:

•	certain existing agreements, contracts or instruments that Equinox and/or its affiliates (as the case may be) will assign to Frontier Fund Management; and

•

the organizational documents of the Trust and the Fund (and Equinox or its affiliates will retain responsibility for obligations pertaining to the management of the Trust and the Fund arising on or prior to the closing date).

The Unit Purchase Agreement contains customary representations, warranties and covenants relevant to the transaction among the parties to the Unit Purchase Agreement. The closing of the transaction contemplated by the Unit Purchase Agreement is conditioned upon, among other things:

•	the receipt of certain governmental consents and approvals;

•

the closing of the transfer of assets pursuant to a Contribution Agreement by and between Equinox and Frontier Fund Management, pursuant to which Equinox will assign certain assets necessary to act as the managing owner of the Fund to Frontier Fund Management;

•	the execution and delivery of a Transition Services Agreement with Wakefield, pursuant to which Wakefield will be provided certain transition services regarding the Fund and the Other Funds;

•	the adoption of the Trust Agreement Amendment to reflect the substitution of the Managing Owner; and

•	other customary conditions.

The Unit Purchase Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Unit Purchase Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties. We do not believe that the Unit Purchase Agreement contains information that is material to a decision as to whether to approve the Managing Owner Substitution Proposal.

Reasons for the Managing Owner Substitution Proposal

We are asking the Unitholders to adopt the Managing Owner Substitution Proposal because its adoption is a condition to the closing of the transactions contemplated by the Unit Purchase Agreement. The Managing Owner is proposing to appoint Frontier Fund Management as its replacement, because Equinox would prefer to cease to be the Managing Owner and, upon the closing of the transactions contemplated by the Unit Purchase Agreement, Frontier Fund Management is willing to replace Equinox as the Managing Owner.

Reason Equinox is Ceasing to Act as the Managing Owner

After consideration of the commodity pool market generally and its goals specifically, Equinox made the determination that it would be in Equinox’s best interest to transition managing owner responsibilities to Frontier Fund Management and focus Equinox’s sales and marketing efforts on its mutual fund offerings. Equinox fully intends to work with Wakefield and Frontier Fund Management to ensure a smooth transition of services and responsibilities. After consideration of the commodity pool market generally and its goals specifically, Wakefield made the determination that it wanted to expand its presence in the U.S. commodity pool space. Wakefield also intends to launch other commodities-based products in the U.S. in order to respond to developments in the market and investor preferences.

Equinox’s Role After Managing Owner Substitution

After the closing of the transactions contemplated by the Unit Purchase Agreement, Equinox will own a non-voting equity interest in Frontier Fund Management, and Equinox and Wakefield, as the owners of Frontier Fund Management, will enter into an amended and restated limited liability company operating agreement for Frontier Fund Management. As a condition of the Unit Purchase Agreement, Equinox will enter into a transition services agreement pursuant to which it will, for a period not to exceed one year following the closing of the transactions contemplated by the Unit Purchase Agreement, provide certain services to support Frontier Fund Management as it assumes the role of Managing Owner, including, but not limited to, support services related to portfolio management and fund operations. Equinox may receive certain fees from Frontier Fund Management in connection with such transition services. Under the transition services agreement, Equinox will perform the services with the same standard of care, skill and judgment as it used in acting as the Managing Owner. In its capacity as an equityholder of Frontier Fund Management, Equinox will have the right to receive certain required distributions, but will not have any right to manage the business or operations of Frontier Fund Management unless Frontier Fund Management defaults on its obligations to make certain monthly and annual distributions to Equinox. Wakefield will hold the controlling equity interest in Frontier Fund Management and will be responsible for the management and operation of Frontier Fund Management. The monthly distributions payable to Equinox in its capacity as an equityholder of Frontier Fund Management will be based on Equinox Frontier Fund’s net revenues. Equinox will have no role in the management of Frontier Fund Management. In addition, both Equinox and Frontier Fund Management will be required to maintain the confidentiality of the other’s confidential information (including client information and records), subject to certain exceptions.

After the sixth anniversary of the closing of the transactions contemplated by the Unit Purchase Agreement and assuming that Frontier Fund Management has made all required distributions to Equinox, Equinox’s passive equity interest in Frontier Fund Management will lapse, and Equinox will have no further ownership interest in Frontier Fund Management.

Consent Required for Approval

Unitholders holding a majority of the outstanding Units (excluding Units held by the Managing Owner and its affiliates) as of the close of business on the Record Date must consent to the Managing Owner Substitution Proposal for such Proposal to be approved by the Unitholders.

Because Section 11.3 of the Trust Agreement provides that Unitholders are deemed to have consented unless they timely object to proposals recommended by the Managing Owner, your consent will be deemed conclusively to have been granted unless you express written objection to the Proposal in the manner required by Section 15.4 of the Trust Agreement and your written objection is actually received by the Fund before the Expiration Date. This means that if you are in favor of the Proposal, not responding will have the same effect as responding with your affirmative written consent.

Recommendation of the Managing Owner

THE MANAGING OWNER RECOMMENDS THAT THE UNITHOLDERS CONSENT TO THE MANAGING OWNER SUBSTITUTION PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND

MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The Trust has no officers or directors. Its affairs are managed solely by the Managing Owner. Set forth in the table below is information regarding the beneficial ownership of Units of the Fund as of November 25, 2016:

Series/Class of Units	Name and Address of Beneficial Owner	Units Owned	Percent of Class
Class 2 Limited Units	Equinox Fund Management, LLC*	207	0.38%

*

The Managing Owner is required to maintain at least a 1% interest in the aggregate capital as well as in certain series, profits and losses of the Trust. The Managing Owner’s interest of $2,940,918 in the aggregate capital of the Trust of $218,292,888 at November 25, 2016 is 1.35%. The address of the Managing Owner is 1775 Sherman Street, Suite 2010, Denver, Colorado 80203.

APPRAISAL RIGHTS

Unitholders do not have appraisal rights in connection with the Proposal under Delaware law, and the Fund will not independently provide Unitholders with any such right.

UNITHOLDER PROPOSALS

There are no proposals by any security holder which are, or could have been, included within this Consent Solicitation Statement.

DELIVERY OF DOCUMENTS TO UNITHOLDERS

Unitholders sharing an address will each receive a copy of the Consent Solicitation Statement. However, only one Consent Solicitation Statement is being delivered to multiple Unitholders sharing an address, if such Unitholders have given their consent. Unitholders sharing an address can request delivery of a single copy of any consent solicitation statements in the future by contacting the financial institution through which the Unitholder holds the Units.

The Fund will deliver promptly upon written or oral request a separate copy of the Consent Solicitation Statement to a Unitholder at a shared address to which a single copy of the documents was delivered. A Unitholder can notify the Fund that the Unitholder wishes to receive a separate copy of a Consent Solicitation Statement by contacting the Information Agent at [●].

WHERE YOU CAN FIND MORE INFORMATION

The Fund files reports, consent solicitation statements and other information with the SEC as required by the Securities Exchange Act of 1934. You can read the Fund’s SEC filings, including this Consent Solicitation Statement, over the Internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document the Fund files with the SEC at the SEC public reference room located at 100 F Street, N.E., Room 1580 Washington, D.C., 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

If you have questions about the Proposal for which consent has been solicited herein or you would like additional copies of this Consent Solicitation Statement, you should contact the Information Agent at [●].

If you are a Unitholder of the Fund and would like to request documents, please do so by [●], 2016, in order to receive them before the Expiration Date. If you request any documents from the Information Agent, the Tabulation Agent will mail them to you by first class mail, or another equally prompt means. This Consent Solicitation Statement is also available on the Fund’s website at: www.equinoxfunds.com.

All information contained or incorporated by reference in this Consent Solicitation Statement relating to the Fund or the Managing Owner has been supplied by the Fund or the Managing Owner, and all such information relating to Newco has been supplied by Equinox or Wakefield. Information provided by the Fund, the Managing Owner, Frontier Fund Management or Wakefield does not constitute a representation, estimate or projection of any other party.

This document is a Consent Solicitation Statement of Equinox, Wakefield and Frontier Fund Management for the proposed actions by written consent. We have not authorized anyone to give any information or make any representation about the Proposal that is different from, or in addition to, that contained in this Consent Solicitation Statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this document speaks only as of the date of this document unless the information specifically indicates that another date applies.

[TO BE UPDATED BY INFORMATION AGENT]

To vote by Mail

1)	Read the Consent Solicitation Statement.
2)	Check the appropriate boxes on the voting instruction form below.
3)	Sign and date the voting instruction form.
4)	Return the voting instruction form in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

EQUINOX FRONTIER WINTON FUND FOR HOLDERS AS OF [ ]

		For	Against	Abstain

1.

Approve the substitution of Frontier Fund Management for Equinox as managing owner of the Trust and the Fund pursuant to the Trust Agreement and the transfer of such amount of Equinox’s General Units (as defined in the Trust Agreement) to Frontier Fund Management as it shall be required to hold in its capacity as managing owner pursuant to the Trust Agreement and the redemption of the remainder of Equinox’s General Units, with such substitution to be effective as of the closing of the transactions contemplated by the Unit Purchase Agreement, by and among Equinox, Wakefield and the Company.

		☐	☐	☐

*NOTE* CONSENT CUT-OFF DATE: [ ]

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date